                                                                     EXHIBIT 99


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


FOR IMMEDIATE RELEASE
---------------------
Contact: MARK C. LAYTON                                                CRAIG MCDANIEL, APR
         President, Chief Executive Officer and                        or PRESTON F. KIRK, APR
         Chief Operating Officer                                       Michael Burns & Associates
         or THOMAS J. MADDEN                                           (214) 521-8596
         Vice President - Finance and Chief Financial Officer          cmcdaniel@mbapr.com
         Daisytek International Corporation                            kirkpf@flash.net
         (972) 881-4700
         mlayton@daisytek.com
         tmadden@daisytek.com
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DAISYTEK INTERNATIONAL REPORTS 35% NET INCOME GROWTH

DALLAS, TEXAS (OCTOBER 28, 1998) - Daisytek International Corporation (Nasdaq:
DZTK) - the world's leading wholesale distributor of consumable computer and office automation supplies - today reported record net sales and net income for the second quarter period ended September 30, 1998.

         "We are very pleased with our performance this past quarter," said Mark
C. Layton, president, chief executive officer and chief operating officer. "This marks Daisytek's 22nd consecutive quarter of record performance compared to year-ago quarters."

         Net sales for the second quarter of FY99, increased 22.6 percent to $220.2 million compared to previously reported revenues of $179.6 million for the second quarter of FY98. Second quarter FY 99's operating income, excluding acquisition integration costs for The Tape Company, Inc., was $9.5 million, or
4.3 percent of net sales, compared to $6.8 million, or 3.8 percent of net sales, previously reported for the second quarter of FY 98. Net income for the second quarter of FY99 was $5.2 million, up 35.3 percent over FY98's previously reported second quarter net income of $3.9 million. Diluted earnings per share for the second quarter of FY99 were $0.30 per share on 17.7 million shares, versus FY 98's as reported second quarter of $0.27 per share on 14.4 million shares.

         Net sales for the six months ended September 30, 1998, increased 25.6 percent to $442.7 million compared to previously reported revenues of $352.4 million for the same period of FY98. Operating income for the six months ended
September 30, 1998, excluding acquisition related costs for The Tape Company,
Inc., was $19.2 million, or 4.3 percent of net sales, compared to $13.5 million, or 3.8 percent of net sales, previously reported for the same period of FY 98.
Pro forma net income for the six months ended September, 30, 1998, adjusted for acquisition related costs and certain income tax adjustments related to the acquisition of The Tape Company, was $10.6 million, up 37.5 percent over previously reported net income for the first six months of FY 98 of $7.7 million. Pro forma diluted earnings per share for the six months ended September
30, 1998, were $0.60 per share on 17.8 million shares, versus $0.54 per share on
14.2 million shares the same period of FY 98.

         "Daisytek's performance this past quarter was buoyed by similar trends that we have seen over the past year," said Layton. "Our international computer supplies business continues to have outstanding performance, contributing revenue growth in U.S. dollars of approximately 30 percent. On a local currency basis, this growth was even stronger at 40%, with especially strong revenue growth in Mexico and Latin America. In the U.S., growth rates have clearly slowed over the past year or so as we have discussed previously. Further, we continue to focus on profitable business and are avoiding the temptation of higher revenue growth in exchange for minimally or non-profitable business. Our objective for the next year for the U.S. is now single digit growth, and firm






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DAISYTEK'S FISCAL YEAR 1999 SECOND QUARTER EARNINGS....PAGE 2


margins. We continue to pursue and are having some success into new channels, such as the drug, grocery and mass merchant channels."

         "Priority Fulfillment Services (PFS), our division that provides distribution and call-center services to businesses worldwide, contributed well this quarter," added Layton. "On an annualized run rate of this quarter's performance, PFS is currently moving on behalf of its clients over $350 million of product, which compares to approximately $180 million moved during our fiscal year 1998. Our PFS lead pipeline is solid and we continue to see new demand for our unique business transaction outsourcing solution."

         "Our professional tape business, which includes Steadi-Systems, Ltd.
and The Tape Company, Inc. entities, also contributed to our revenue and profit margin growth," Layton also stated. "We continue to work on our integration of these business units, using Daisytek's telemarketing and distribution infrastructure. In addition, we continue to evaluate further acquisition opportunities in this industry."

         "We are cautious about the current unsettled economic outlook here in the U.S. Thus, we have moderated our target for organic growth on a consolidated basis in our next fiscal year to mid-teens for both revenue and earnings. We are even more cautious about the next two quarters as some of our major customers and suppliers are reporting a slower outlook as well," Layton added. "Slower economic times also present expanded acquisition opportunities. We plan to step up our efforts to acquire new businesses that can benefit from our outstanding logistics infrastructure. Accretive acquisitions and continued profit growth contribution from PFS can add further to the company's organic growth targets."

BACKGROUND: Daisytek is the world's leading distributor of computer and office automation supplies and accessories, such as inkjet and toner cartridges, diskettes and other data-storage media, copier and fax supplies, and printer ribbons. Serving more than 25,000 customer locations in over 50 countries, Daisytek distributes in excess of 10,000 consumable products from more than 150 manufacturers. Leading manufacturers Daisytek represents include
Hewlett-Packard, Sony, Canon, Epson, Kodak, Okidata, Lexmark, IBM, Imation,
Apple, Xerox, Panasonic, and Digital Equipment Corporation. Through its strategic alliance with FedEx, Daisytek provides next business day delivery throughout North America to its customers. Daisytek is headquartered in Plano, Texas, and maintains sales and distribution centers in Miami, Memphis, Mexico
City, Singapore, Sydney, Toronto, and Vancouver. More information about Daisytek is available at www.daisytek.com.

The matters discussed in this news release and, in particular, information regarding future revenue, earnings and business plans and goals, consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and are subject to and involve risks and uncertainties which could cause actual results to differ materially from the forward-looking information. These risks and uncertainties include, but are not limited to, general economic conditions, industry trends, integration of acquired business units, the dependence upon and/or loss of key suppliers or customers, the loss of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties, risk of international operations including exchange rate fluctuations and the regulatory and trade environment (both domestic and foreign). A description of these factors, as well as other factors, which could affect the Company's business, is set forth in the Company's Prospectus dated March 26, 1998, and the Company's 10-K for the fiscal year ended March 31, 1998.

                         - FINANCIAL STATEMENTS FOLLOW -



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DAISYTEK'S FISCAL YEAR 1999 SECOND QUARTER EARNINGS....PAGE 3



DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)


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


                                                                     Three Months Ended
                                                                        September 30,                          Three Months Ended
                                                                --------------------------                        September 30,
                                                                                 1997                                1997
                                                                    1998      Reported(1)       % Change          Restated(2)
                                                                ----------    ------------    ------------     ------------------

Net sales                                                       $  220,151     $  179,568         22.6%           $  190,060
Cost of sales                                                      193,428        161,697                            169,734
                                                                ----------     ----------                         ----------
     Gross profit                                                   26,723         17,871         49.5%               20,326
Selling, general and administrative expenses                        17,218         11,052         55.8%               13,094
                                                                ----------     ----------                         ----------
     Income from operations before acquisition related costs         9,505          6,819         39.4%                7,232
Acquisition integration costs                                          130             --                                 --
                                                                ----------     ----------                         ----------
     Income from operations                                          9,375          6,819         37.5%                7,232
Interest expense                                                       789            552                                660
                                                                ----------     ----------                         ----------
     Income before income taxes                                      8,586          6,267                              6,572
Provision for income taxes                                           3,350          2,398                              2,425
                                                                ----------     ----------                         ----------
     Net income                                                 $    5,236     $    3,869         35.3%           $    4,147
                                                                ==========     ==========                         ==========

Net income per common share:
     Basic                                                      $     0.31     $     0.28         10.7%           $     0.28
     Diluted                                                    $     0.30     $     0.27         11.1%           $     0.27

Pro forma data (3):
     Historical net income                                      $    5,236     $    3,869                         $    4,147
     Pro forma adjustments:
         Provision for income taxes                                     --             --                                 (92)
                                                                ----------     ----------                         -----------
     Pro forma net income                                       $    5,236     $    3,869         35.3%           $    4,055
                                                                ==========     ==========                         ==========

     Pro forma net income per common share:
         Basic                                                  $     0.31     $     0.28         10.7%           $     0.28
         Diluted                                                $     0.30     $     0.27         11.1%           $     0.26

Weighted average common and
     Common share equivalents outstanding:
         Basic                                                      17,105         13,592         25.8%               14,567
         Diluted                                                    17,723         14,420         22.9%               15,395




--------------------

(1) Results previously reported for Daisytek International Corporation prior to the acquisition of The Tape Company, Inc. during June 1998.

(2) Restated for pooling of interests to combine the results of operations of Daisytek and The Tape Company.

(3) The Tape Company included a business unit organized as a subchapter S corporation, whereby income taxes were paid individually by the owners. The pro forma provision for income tax adjustment is provided to reflect income tax under a corporate tax structure



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DAISYTEK'S FISCAL YEAR 1999 SECOND QUARTER EARNINGS....PAGE 4


DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

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


                                                                      Six Months Ended
                                                                        September 30,                           Six Months Ended
                                                                --------------------------                        September 30,
                                                                                   1997                              1997
                                                                    1998      Reported(1)      % Change          Restated(2)
                                                                ----------    ------------    ------------      -----------------

Net sales                                                       $  442,740     $  352,380         25.6%           $  372,837
Cost of sales                                                      389,490        317,203                            332,888
                                                                ----------     ----------                         ----------
     Gross profit                                                   53,250         35,177         51.4%               39,949
Selling, general and administrative expenses                        34,093         21,635         57.6%               25,616
                                                                ----------     ----------                         ----------
     Income from operations before acquisition related costs        19,157         13,542         41.5%               14,333
Acquisition and integration costs                                      535             --                                 --
                                                                ----------     ----------                         ----------
     Income from operations                                         18,622         13,542         37.5%               14,333
Interest expense                                                     1,641          1,071                              1,246
                                                                ----------     ----------                         ----------
     Income before income taxes                                     16,981         12,471                             13,087
Provision for income taxes                                           6,352          4,773                              4,840
                                                                ----------     ----------                         ----------
     Net income                                                 $   10,629     $    7,698         38.1%           $    8,247
                                                                ==========     ==========                         ==========

Net income per common share:
     Basic                                                      $     0.62     $     0.57          8.8%           $     0.57
     Diluted                                                    $     0.60     $     0.54         11.1%           $     0.54

Pro forma data (3):
     Historical net income                                      $   10,629     $    7,698                         $    8,247
     Pro forma adjustments:
         Provision for income taxes                                   (291)            --                               (174)
         Acquisition related costs, net of tax                         246             --                                 --
                                                                ----------     ----------                         ----------
     Pro forma net income                                       $   10,584     $    7,698         37.5%           $    8,073
                                                                ==========     ==========                         ==========

     Pro forma net income per common share:
         Basic                                                  $     0.62     $     0.57          8.8%           $     0.56
         Diluted                                                $     0.60     $     0.54         11.1%           $     0.53

Weighted average common and
     common share equivalents outstanding:
         Basic                                                      17,055         13,478         26.5%               14,453
         Diluted                                                    17,769         14,234         24.8%               15,209


--------------------

(1) Results previously reported for Daisytek International Corporation prior to the acquisition of The Tape Company, Inc. during June 1998.

(2) Restated for pooling of interests to combine the results of operations of Daisytek and The Tape Company.

(3) Pro forma data includes the following adjustments: (a) The Tape Company included a business unit organized as a subchapter S corporation, whereby income taxes were paid individually by the owners. The pro forma provision for income tax adjustment is provided to reflect income tax under a corporate tax structure. (b) Daisytek incurred various acquisition related accounting, legal and other costs applicable to the acquisition of The Tape
     Company and acquisition integration costs. The pro forma adjustment for acquisition related costs, net of tax, excludes such costs from pro forma net income for the six months ended September 30, 1998.



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DAISYTEK'S FISCAL YEAR 1999 SECOND QUARTER EARNINGS....PAGE 5


DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEET DATA
(In Thousands)

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
                                                                                               Reported         Restated
                                                                             September 30,     March 31,        March 31,
                                                                                 1998           1998 (1)        1998 (2)
                                                                               ---------       ---------       ---------
Trade accounts receivable, net                                                 $ 123,347       $ 122,621       $ 127,563
Inventories, net excluding Priority Fulfillment Services Division              $  84,139       $  78,060       $  81,956
Inventories, Priority Fulfillment Services Division                            $  23,056       $  11,634       $  11,634
Trade accounts payable                                                         $  71,647       $  83,787       $  87,390
Long-term debt, less current portion                                           $  41,909       $  12,655       $  17,468
Shareholders' equity                                                           $ 148,796       $ 139,370       $ 137,729

----------
(1) Financial position previously reported for Daisytek prior to the acquisition of The Tape Company during June 1998.
(2) Restated for pooling of interests to combine the financial position of Daisytek and The Tape Company.